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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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
Date of Report (Date of earliest event reported)     February 10, 2003 (February 4, 2003)
                                                 -----------------------------------------
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The Warnaco Group, Inc.
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(Exact name of Registrant as specified in its charter)

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
                Delaware                                     001-10857                             954032739
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(State or other jurisdiction of incorporation)        (Commission File Number)          (IRS Employer Identification No.)
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90 Park Avenue, New York, New York                                    10016
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(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code:         (212) 661-1300
                                                    ----------------------------


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         (Former name or former address, if changed since last report.)







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Item 5.  Other Events.

                  On February 4, 2003 (the "Effective Date"), the First Amended Joint Plan of Reorganization of The Warnaco Group, Inc. and its Affiliated Debtors and Debtors in Possession under Chapter 11 of the Bankruptcy Code, dated November 8, 2002 (the "Plan") became effective, and The Warnaco Group, Inc. (the "Company"), together with its affiliated debtors and debtors-in-possession, emerged from reorganization proceedings under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code").

                  On the Effective Date, the Company filed with the Secretary of State of the State of Delaware the Company's Amended and Restated Certificate of Incorporation, which Amended and Restated Certificate of Incorporation was filed as Exhibit 1 to the Registration Statement on Form 8-A/A filed with the Securities and Exchange Commission (the "SEC") on February 4, 2003 (the "Form 8-A/A"), and is incorporated by reference herein. In addition, on the Effective Date and pursuant to the Plan, all previously outstanding public debt and equity securities of the Company were cancelled, and the Company issued 45,000,000 shares of its common stock, par value $0.01 per share (the "Company Common Stock"), as well as one Right (as defined in the Rights Agreement (as defined below)) for each share issued. The Form 8-A/A registers the Company Common Stock and the Series A Preferred Stock Purchase Rights of the Company pursuant to
Section 12(g) of the Securities Exchange Act of 1934, as amended, and is incorporated by reference herein. A description of the capital stock of the Company and other related matters is contained in the Form 8-A/A.

Description of the Rights Agreement

                  For a description of the terms of the Rights Agreement, dated February 4, 2003, by and between the Company and Wells Fargo Bank Minnesota, National Association, as rights agent (the "Rights Agent") (the "Rights Agreement"), and Rights issued thereby, reference is made to the information set forth under the heading "Description of Rights Agreement" in the Form 8-A/A, which information is incorporated by reference herein. The Rights Agreement was filed as Exhibit 4 to the Form 8-A/A and is incorporated by reference herein.

Description of the Credit Agreement

                  As a condition to the effectiveness of the Plan, the Company's sole direct subsidiary, Warnaco Inc. ("Warnaco"), was required to establish, as of the Effective Date, a secured revolving line of credit or liquidity facility in a maximum principal amount of $275,000,000 for the provision of working capital to the Company and its subsidiaries. To satisfy this condition of the Plan, on the Effective Date, the Company and Warnaco entered into a Senior Secured Revolving Credit Agreement (the "Credit Agreement") with Citicorp North America, Inc., as administrative agent and collateral agent (in such capacities, the "Administrative Agent"), certain financial institutions parties thereto, as lenders (the "Lenders"), certain financial institutions parties thereto, as issuing banks (the "Issuing Banks"), JPMorgan Chase Bank, as syndication agent (the "Syndication Agent"), and Salomon Smith Barney Inc. and J.P. Morgan Securities, Inc., as joint lead arrangers and joint lead book managers. A copy of the Credit Agreement is attached hereto as Exhibit 99.2 and is incorporated by reference herein.



                                       2



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                  The Credit Agreement provides, among other things, for a
four-year, $275,000,000 revolving loan credit facility, of which up to $150,000,000 may consist of letters of credit. The proceeds from this credit facility may be used by Warnaco (a) to fund costs and expenses of the consummation of the Plan, (b) to provide working capital from time to time for the Company and its subsidiaries and (c) for other general and corporate purposes of the Company and its subsidiaries.

                  The obligations of Warnaco under the Credit Agreement are guaranteed by the Company and certain of the domestic subsidiaries of the Company (collectively, the "Guarantors"). As collateral security for Warnaco's obligations under the Credit Agreement and their guarantees thereof, Warnaco and each of the Guarantors has granted to the Administrative Agent, for the benefit of the Lenders and Issuing Banks, a first priority lien on substantially all of their tangible and intangible assets, including, without limitation, pledges of their equity ownership in domestic subsidiaries and 65% of their equity ownership in first-tier foreign subsidiaries, as well as liens on the Guarantors' intellectual property rights. A copy of the Pledge and Security Agreement in respect to the Credit Agreement is attached hereto as Exhibit 99.3 and is incorporated by reference herein.

Description of Second Lien Notes

                  In accordance with the Plan, Warnaco issued Second Lien Notes Due 2008 (the "Notes") in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), pursuant to Section 1145(a) of the Bankruptcy Code, which Notes may be sold without registration to the extent permitted under Section 1145 of the Bankruptcy Code. The aggregate principal amount of the Notes issued totaled $200,942,000. The Notes are governed by an Indenture (the "Indenture") between Warnaco, the Guarantors and Wells Fargo Bank Minnesota, National Association, as indenture trustee (the "Indenture Trustee"). A copy of the Indenture is attached hereto as Exhibit 4.2 and is incorporated by reference herein.
In addition, the Administrative Agent, the Indenture Trustee and Wilmington Trust Company, as noteholder collateral trustee (the "Collateral Trustee") have entered into an Intercreditor Agreement (the "Intercreditor Agreement") which, among other things, subordinates the liens securing the Notes to the liens securing the obligations under the Credit Agreement. A copy of the Intercreditor Agreement is attached hereto as Exhibit 99.4 and is incorporated by reference herein.

                  The Notes mature on February 4, 2008, subject, in certain instances, to earlier repayment in whole or in part. There were no proceeds (and therefore no application of such proceeds) from the issuance of the Notes because the Notes were issued in exchange for claims pursuant to the Plan. The Notes are guaranteed by the Guarantors, and the obligations under such guarantee, together with Warnaco's obligations under the Notes, are secured by a second priority lien on substantially the same assets which secure the Credit Agreement. A copy of the Pledge and Security Agreement in respect to the Notes and a copy of the Collateral Trustee Agreement in respect of the collateral for the Notes are attached hereto as Exhibit 4.3 and Exhibit 4.4, respectively, and each is incorporated by reference herein.

Description of Registration Rights Agreement

                  Pursuant to the Plan, the Company has entered into a registration rights agreement (the "Registration Rights Agreement") with certain creditors who have agreed to become parties to the agreement. All creditors of the Company who received shares of the Company Common Stock on the Effective Date are referred to in the Registration Rights Agreement as "Creditors." Under the Registration Rights Agreement, each of these Creditors has the right to participate (a "Participating Creditor") in any SEC-registered, underwritten secondary offering of Company Common Stock (a "Secondary Offering") which the Company may commence at its sole discretion after May 4, 2003.



                                       3



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                  Pursuant to the Registration Rights Agreement, the Company has
agreed to certain restrictions on its ability to sell its securities. Specifically, the Company has agreed that, without the prior written consent of the Coordinating Committee (as defined in the Registration Rights Agreement), it will not issue or sell any shares of its common stock or its preferred stock or securities convertible into or exercisable or exchangeable for any such shares (including shares issued in mergers, acquisitions and other business combinations), whether or not the transaction is registered under the Securities Act, for a period of three years starting on the Effective Date. During such three-year period, however, the Company may issue or sell, in the aggregate, up to 5,000,000 shares of Company Common Stock, pursuant to the grant or exercise of employee stock options and under other employee benefit plans. If, prior to the expiration of the three-year period, the Company completes a Secondary Offering in compliance with provisions of the Registration Rights Agreement as described more fully below, then there shall no longer be, by virtue of the Registration Rights Agreement, any restrictions on the ability of the Company to issue common stock or preferred stock or securities convertible into or exercisable or exchangeable for any such shares in mergers, acquisitions or other business combinations, but the other restrictions on the Company's ability to issue or sell securities under the Registration Rights Agreement shall remain in force.

                  Generally, if the Company commences such a Secondary Offering, the Registration Rights Agreement applies conditions to govern the Secondary Offering which, among other things, include the following: (a) the Company must give notice of the offering to the Coordinating Committee and all Creditors; (b) each Creditor will be entitled to include in the offering all or any portion of the Company Common Stock it then owns; (c) the Company must give written notice to the Coordinating Committee and Participating Creditors, if it decides not to proceed with the Secondary Offering; and (d) no Creditor may participate unless it completes an Eligible Shareholder Certificate, attached to the Registration Rights Agreement as Annex A. Each Participating Creditor must also comply with provisions regarding payments to the Coordinating Committee, requirements relating to the underwriting agreement for the Secondary Offering, and procedures governing the payment of expenses in connection with such offering.

                  The Company will bear all reasonable fees and expenses incurred in connection with the registration of any Secondary Offering (other than all underwriting discounts and selling commissions and certain transfer taxes) (the "Registration Expenses"). Each Participating Creditor must pay $5,000 to the Coordinating Committee in connection with each offering in which it participates, which amount will first be deducted from its net proceeds in the offering.

                  The Company has further agreed to (a) cooperate fully in each offering; (b) make members of its senior management available for customary "road shows;" and (c) use its reasonable best efforts to list the Company Common Stock on the NASDAQ National Market within 60 days after the Effective Date.

                  Before commencing a Secondary Offering, the Company and the Participating Creditors will enter into a customary underwriting agreement with the underwriters, containing customary representations and warranties, covenants, closing conditions and indemnification and contribution provisions. The Company will agree in the underwriting agreement to indemnify the Participating Creditors to the same extent that it indemnifies the underwriters.



                                       4



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                  In connection with a Secondary Offering, the Registration
Rights Agreement provides for customary indemnification by the Company, holding the Participating Creditors harmless from all losses, claims, damages and liabilities caused by an untrue statement of material fact (or the omission of a material fact) in the prospectus unless the information was specifically provided in writing by the Participating Creditors for inclusion in the prospectus. Each Participating Creditor will severally indemnify the Company and the underwriters solely as to the information furnished by it in writing for use in the prospectus and contribute to losses if indemnification is not available, provided that its indemnification and contribution payments may not exceed its net proceeds in the Secondary Offering.

                  Pursuant to the Registration Rights Agreement, the Board shall appoint two additional directors to the Board within 60 days after the Effective Date. However, the appointments shall be subject to the prior written approval of the Coordinating Committee.

                  The Registration Rights Agreement shall terminate on the earlier of (a) the third anniversary of the Effective Date and (b) the first date on which the Coordinating Committee is disbanded pursuant to Section 3.05 of the Registration Rights Agreement. Upon any such termination, the Company shall have no further obligations under, and shall not be bound by any restrictions arising under, the Registration Rights Agreement (other than its obligation to pay the Registration Expenses in connection with any Secondary Offering).

Quotation of the Company's Securities on NASDAQ

                  On February 3, 2003, the Company received approval to have the shares of Company Common Stock quoted on the NASDAQ National Market upon the consummation of the Plan. On February 5, 2003, the Company Common Stock began trading on the NASDAQ National Market under the symbol "WRNC."



                                       5



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Item 7. Financial Statements and Exhibits

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
Exhibit 3.1              Amended and Restated Certificate of Incorporation of the Company (incorporated by reference to Exhibit 1 to the Form 8-A/A filed by the Company on February
                         4, 2003).

Exhibit 4.1              Form of Rights Agreement, dated as of February 4, 2003, between the Company and the Rights Agent, including Form of Rights Certificate as Exhibit A,
                         Summary of Rights to Purchase Preferred Stock as Exhibit B and the Form of
                         Certificate of Designation for the Preferred Stock as Exhibit C. Pursuant to
                         the Rights Agreement, printed Rights Certificates will not be mailed until after the Distribution Date (as such term is defined in the Rights Agreement)
                         (incorporated by reference to Exhibit 4 to the Form 8-A/A filed by the Company on February 4, 2003).

Exhibit 4.2              Indenture, dated as of February 4, 2003, among Warnaco, the Guarantors and the
                         Indenture Trustee.

Exhibit 4.3              Pledge and Security Agreement, dated as of February 4, 2003, among Warnaco, as a grantor, the Guarantors and the Collateral Trustee.

Exhibit 4.4              Collateral Trustee Agreement, dated as of February 4, 2003, among Warnaco, the
                         Company, the Guarantors, the Indenture Trustee and the Collateral Trustee.

Exhibit 4.5              Registration Rights Agreement, dated as of February 4, 2003, among the Company and certain creditors of the Company (as described in the Registration Rights
                         Agreement).

Exhibit 99.1             Registration Statement on Form 8-A/A filed by the Company on February 4, 2003
                         (incorporated by reference).

Exhibit 99.2             Senior Secured Revolving Credit Agreement, dated as of February 4, 2003, among
                         Warnaco, the Company, the Administrative Agent, the Lenders, the Issuing
                         Banks, the Syndication Agent and Salomon Smith Barney Inc. and J.P. Morgan
                         Securities, Inc., as joint lead arrangers and joint lead book managers.

Exhibit 99.3             Pledge and Security Agreement, dated as of February 4, 2003, among Warnaco, as a grantor, the Guarantors and Citicorp North America, Inc., as administrative agent.

Exhibit 99.4             Intercreditor Agreement, dated as of February 4, 2003, among the
                         Administrative Agent, the Indenture Trustee, the Collateral Trustee, Warnaco
                         and the Guarantors.

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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                             THE WARNACO GROUP, INC.


                             By /s/ Stanley P. Silverstein
                                --------------------------------------
                                  Name:   Stanley P. Silverstein
                                  Title:  Vice President - Administration, Chief
                                          Administrative Officer and Secretary





Date: February 10, 2003



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                                  EXHIBIT INDEX

Exhibit No.                                       Description
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
Exhibit 3.1          Amended and Restated Certificate of Incorporation of the Company (incorporated by reference to Exhibit 1 to the Form 8-A/A filed by the Company on February 4, 2003).

Exhibit 4.1          Form of Rights Agreement, dated as of February 4, 2003, between the Company and the
                     Rights Agent, including Form of Rights Certificate as Exhibit A, Summary of Rights to
                     Purchase Preferred Stock as Exhibit B and the Form of Certificate of Designation for
                     the Preferred Stock as Exhibit C. Pursuant to the Rights Agreement, printed Rights
                     Certificates will not be mailed until after the Distribution Date (as such term is defined in the Rights Agreement) (incorporated by reference to Exhibit 4 to the Form
                     8-A/A filed by the Company on February 4, 2003).

Exhibit 4.2          Indenture, dated as of February 4, 2003, among Warnaco, the Guarantors and the
                     Indenture Trustee.

Exhibit 4.3          Pledge and Security Agreement, dated as of February 4, 2003, among Warnaco, as a grantor, the Guarantors and the Collateral Trustee.

Exhibit 4.4          Collateral Trustee Agreement, dated as of February 4, 2003, among Warnaco, the
                     Company, the Guarantors, the Indenture Trustee and the Collateral Trustee.

Exhibit 4.5          Registration Rights Agreement, dated as of February 4, 2003, among the Company and certain creditors of the Company (as described in the Registration Rights Agreement).

Exhibit 99.1         Registration Statement on Form 8-A/A filed by the Company on February 4, 2003
                     (incorporated by reference).

Exhibit 99.2         Senior Secured Revolving Credit Agreement, dated as of February 4, 2003, among
                     Warnaco, the Company, the Administrative Agent, the Lenders, the Issuing Banks, the
                     Syndication Agent and Salomon Smith Barney Inc. and J.P. Morgan Securities, Inc., as
                     joint lead arrangers and joint lead book managers.

Exhibit 99.3         Pledge and Security Agreement, dated as of February 4, 2003, among Warnaco, as a grantor, the Guarantors and Citicorp North America, Inc., as administrative agent.

Exhibit 99.4         Intercreditor Agreement, dated as of February 4, 2003, among the Administrative
                     Agent, the Indenture Trustee, the Collateral Trustee, Warnaco and the Guarantors.

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                                       8

                         STATEMENT OF DIFFERENCES
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The section symbol shall be expressed as................................ 'SS'